UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 17, 2009

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Loan

On July 17, 2009, we through NNN VF Chase Tower REO, LP, our indirect subsidiary, along with NNN Chase Tower REO, LP, a entity also managed by Grubb & Ellis Realty Investors, LLC, our manager, NNN OF 8 Chase Tower REO, LP, an entity also managed by our manager and ERG Chase Tower, LP which are collectively the senior borrower, or the Senior Borrower, entered into a Loan Modification Agreement, or the Loan Modification Agreement, with PSP/MRC Debt Portfolio S-1, LP, successor-in-interest to MMA Realty Capital, LLC, the senior lender, or the Senior Lender.

The material terms of the Loan Modification Agreement, effective July 17, 2009, as to the senior loan provide for (i) a one (1) year extension to the maturity date through June 30, 2010 of the Initial Senior Loan Agreement entered into by the Senior Borrower and Senior Lender on June 20, 2006 and as amended by the Consent and Assumption Agreement and First Amendment to Loan Documents on July 3, 2006 in connection with a senior loan facility in the amount of $58,000,000, which expired on June 30, 2009, or the Senior Loan Documents; (ii) payment of an extension fee of $285,153. the monthly interest payment due July 1, 2009 pursuant to the Senior Loan Documents, as amended, without default interest or penalty, or the July Senior Debt Service; and (iii) payment to Senior Lender an exit fee equal to one percent (1%) of the then outstanding principal balance of the Loan as of the Maturity Date; provided, however, that in the event the current owner of the Senior Borrower transfers the mortgaged property to a new entity which assumes the loan, then the exit fee will be equal to one percent (1%) of the then outstanding principal balance as of the date of any such permitted transfer; and (iv) on the fifteenth day of each month commencing on August 15, 2009 and on the fifteenth day of each succeeding month until June 30, 2010 so long as Senior Lender has not established a lockbox account in which event Senior Lender shall be permitted to disburse such funds directly to Senior Lender, Senior Borrower shall: (a) pay to Senior Lender monthly installments in the amount of fifty percent (50%) of excess cash flow, if any attributable to the immediately preceding month, which Lender shall apply to the outstanding balance of the loan upon receipt, and (b) submit a written statement to Senior Lender of excess cash flow for the immediately preceding month.

Mezzanine Loan

Also on July 17, 2009, we through NNN VF Chase Tower, LLC and NNN VF Chase Tower Member, LLC, our indirect subsidiaries, along with NNN Chase Tower, LLC, an entity also managed by our manager, NNN Chase Tower Member, LLC, an entity also managed by our manager, NNN OF 8 Chase Tower, LLC, an entity also managed by our manager, NNN OF 8 Chase Tower Member, LLC, an entity also managed by our manager, NNN-ERG Chase Tower GP I, LLC and ERG Chase Tower limited I, LP which are collectively the mezzanine borrower, or the Mezzanine Borrower, entered into a Forbearance and Modification Agreement, or the Forbearance and Modification Agreement with Transwestern Mezzanine Realty Partners II, LLC, or the Mezzanine Lender.

The material terms of the Forbearance and Modification Agreement, effective July 17, 2009, as to the mezzanine loan provide for (i) a one (1) year extension through June 30, 2010 of the Initial Mezzanine Loan Agreement entered into by the Mezzanine Borrower and Mezzanine Lender on June 20, 2006 and as amended by the Consent and Assumption Agreement and First Amendment to Loan Documents on July 3, 2006 in connection with a mezzanine loan facility in the amount of $11,000,000, which expired on June 30, 2009, or the Mezzanine Loan Documents; (ii) partial principal payment of the mezzanine loan to the Mezzanine Lender in the amount of $250,000 without payment of any prepayment premium; (iii) On the fifteenth day of each month commencing on August 15, 2009 and on the fifteenth day of each succeeding month until June 20, 2010, so long as the Mezzanine Lender has not established a lockbox account, Mezzanine Borrower shall: (a) pay to Mezzanine Lender monthly installments in the amount of fifty percent (50%) of excess cash flow (or 100% of excess cash flow in the event the Senior Loan is paid in full), if any attributable to the immediately preceding month, which Mezzanine Lender shall apply to outstanding balance of the mezzanine loan upon receipt, and (b) submit a written statement to Mezzanine Lender of excess cash flow for the immediately preceding month; and (iv) Mezzanine Borrower shall not make any distributions to any of its members, partners or shareholders.

We through NNN VF Chase Tower Member, LLC, NNN VF Chase Tower, LLC and NNN VF Chase Tower REO, LP, our indirect subsidiaries, own a 14.789% interest in the Chase Tower property.

The material terms of the Modification Agreement regarding the Chase Tower Senior Loan are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The material terms of the Forbearance and Modification Agreement regarding the Chase Tower Mezzanine Loan are qualified in their entirety by the agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Loan Modification Agreement by and among NNN Chase Tower REO, LP, NNN OF 8 Chase Tower REO, LP, ERG Chase Tower, LP and NNN VF Chase Tower RE, LP and PSP/MRC Debt Portfolio S-1, LP, dated July 17, 2009.

10.2 Forbearance and Modification Agreement by and among NNN Chase Tower, LLC, NNN Chase Tower Member, LLC, NNN OF 8 Chase Tower, LLC, NNN Of 8 Chase Tower Member, LLC, NNN-ERG Chase Tower GP I, LLC, ERG Chase Tower Limited I, LP, NNN VF Chase Tower, LLC NNN VF Chase Tower Member, LLC, Grubb & Ellis Realty Investors, LLC, NNN Opportunity Fund VIII, LLC, Andrew Pastor, Jeffrey S. Newberg, Kirk A. Rudy, Christopher T. Ellis, David L. Roche, and Arnold B. Miller, NNN 2003 Value Fund, LLC and Transwestern Mezzanine Realty Partners II, LLC, dated July 17, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

July 23, 2009	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Loan Modification Agreement by and among NNN Chase Tower REO, LP, NNN OF 8 Chase Tower REO, LP, ERG Chase Tower, LP and NNN VF Chase Tower RE, LP and PSP/MRC Debt Portfolio S-1, LP, dated July 17, 2009.
10.2	Forbearance and Modification Agreement by and among NNN Chase Tower, LLC, NNN Chase Tower Member, LLC, NNN OF 8 Chase Tower, LLC, NNN Of 8 Chase Tower Member, LLC, NNN-ERG Chase Tower GP I, LLC, ERG Chase Tower Limited I, LP, NNN VF Chase Tower, LLC NNN VF Chase Tower Member, LLC, Grubb & Ellis Realty Investors, LLC, NNN Opportunity Fund VIII, LLC, Andrew Pastor, Jeffrey S. Newberg, Kirk A. Rudy, Christopher T. Ellis, David L. Roche, and Arnold B. Miller, NNN 2003 Value Fund, LLC and Transwestern Mezzanine Realty Partners II, LLC, dated July 17, 2009.